Supplement dated February 27, 2026, to the Statutory Prospectus dated May 1, 2013 for the Pacific Select Accumulator VUL,
Pacific Select Choice, M's Versatile Product-Survivorship, Pacific Select Estate Preserver Last Survivor,
Pacific Select Estate Preserver II Last Survivor, Pacific Select Estate Preserver III Last Survivor,
Pacific Select Estate Preserver IV Last Survivor, Pacific Select Estate Preserver V Last Survivor
Flexible Premium Variable Life Insurance Policies and the Pacific Select Estate Maximizer Modified Single
Premium Variable Life Insurance Policy (each a "Policy") Issued by Pacific Life Insurance Company and

Pacific Select Estate Preserver NY, Pacific Select Exec III NY, Pacific Select Exec III NY, and Pacific Select Exec IV NY

Issued by Pacific Life & Annuity Company

The purpose of this supplement is to announce the closure of an underlying Fund. This supplement must be preceded or accompanied by the Statutory Prospectus for your Policy, as supplemented. All information in your Prospectus dated May 1, 2025, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. ‘‘We’’, ‘‘us’’, or ‘‘our’’ refer to Pacific Life Insurance Company or Pacific Life & Annuity Company, as applicable; ‘‘you’’ or ‘‘your’’ refer to the Policyowner. You can obtain a copy of the current Prospectus by contacting us at (800) 800-7681, or (800) 595-6997 for New York contracts, or online at www.PacificLife.com/Prospectuses. Please read this supplement carefully and keep it with your Prospectus for future reference.

The following changes will be made to the LVIP American Century Mid Cap Value Portfolio:

Effective May 1, 2026, the LVIP American Century Mid Cap Value Portfolio will be closed to new allocations for Policyowners who do not already have Account Value in the LVIP American Century Mid Cap Value Portfolio as of the close of the New York Stock Exchange on April 30, 2026. Policy Owners with existing allocations as of May 1, 2026, may continue to make Premium Payments or transfers into the LVIP American Century Mid Cap Value Portfolio. If you have existing Account Value in the LVIP American Century Mid Cap Value Portfolio as of May 1, 2026, you may continue to make Premium Payments or transfers into the LVIP American Century Mid Cap Value Portfolio, and you may also make withdrawals or transfers out of the LVIP American Century Mid Cap Value Portfolio. However, if you withdraw or transfer out 100% of your Account Value, you will not be permitted to re-invest in the LVIP American Century Mid Cap Value Portfolio.

If you are participating in the Dollar Cost Averaging and/or Portfolio Rebalancing Systematic Transfer Programs and have existing instructions to allocate or rebalance to the LVIP American Century Mid Cap Value Portfolio as of May 1, 2026, you do not need to take action as those instructions will remain in place until you instruct us otherwise. Please note, if your Account Value is reduced to zero in LVIP American Century Mid Cap Value Portfolio, the program will terminate and you will have to provide new allocation or rebalancing instructions. If we receive premium payments before being provided new allocation or rebalancing instructions, we will deem the premium not In Proper Form and will contact you to obtain updated allocation instructions. If we do not obtain allocation instructions from you, we will refund the payment along with a letter of explanation.

Form No. 15-53350-00

85-53359-00